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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K
                               Current Report

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) June 18, 1998



                              SCHLOTZSKY'S, INC.
            (Exact name of registrant as specified in its charter)





              TEXAS                       0-27008                74-2654208
  (State or other jurisdiction      (Commission File Number)   (IRS Employer
of incorporation or organization)                               Identification
                                                                  Number)



                             203 Colorado Street
                             Austin, Texas 78701
                   (Address of principal executive offices)



                                (512) 236-3600
             (Registrant's telephone number, including area code)


                                     N/A
        (Former name or former address, if changed since last report.)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


On May 8, 1998, the registrant reported that Coopers & Lybrand L.L.P., the registrant's auditors for fiscal years 1994 through 1997, had resigned effective May 4, 1998. Their letter expressing agreement with the Company's statements in such report on Form 8-K was included as an exhibit to such report.

On June 18, 1998, Grant Thornton LLP was engaged by the Company's Board of Directors as the new independent accountant of the Company to replace Coopers & Lybrand L.L.P.

During the two fiscal years, and any interim period, preceding June 18, 1998, neither the Company nor anyone on its behalf consulted Grant Thornton LLP on accounting principles, audit opinions or financial reporting matters.

The Company requested Grant Thornton LLP to review the disclosures required in this Report before it was filed with the Commission and provided them with the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, or any clarification of the Company's views or statements by Grant Thornton LLP that it does not agree with the statements made in this Report. Grant Thornton LLP has informed the Company that it has reviewed these disclosures and does not intend to furnish the Company with such a letter.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SCHLOTZSKY'S, INC.



                                   By:  /s/  John C. Wooley
                                        ---------------------------------
                                        John C. Wooley, President
                                        and Chief Executive Officer



                                   By:  /s/  Monica Gill
                                        ---------------------------------
                                        Monica Gill
                                        Chief Financial Officer



Austin, Texas
June 19, 1998